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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
INAMED CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Inamed Corporation 5540 Ekwill Street, Suite D Santa Barbara, California 93111

April 27, 2004

DEAR STOCKHOLDER:

        You are invited to attend the Annual Meeting of Stockholders of Inamed Corporation (the "Company") to be held on May 27, 2004, at 3:00 P.M., Central Time, at The Westin Hotel Chicago River North, 320 North Dearborn Avenue, Chicago, Illinois 60610.

        At this year's meeting you will be asked to elect seven (7) directors, approve the amendment of the Company's Certificate of Incorporation (in the form attached hereto as Annex A) increasing the number of authorized shares of Common Stock of the Company, par value $0.01 per share, from 50,000,000 to 100,000,000 shares, approve the adoption of the Company's 2004 Performance Stock Option Plan, approve the adoption of an amendment to the Company's 2003 Restricted Stock Plan increasing the share reserve by 150,000 shares, and ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2004. The accompanying Notice of Meeting and Proxy Statement describe these proposals. We urge you to read this information carefully.

        Your Board of Directors unanimously believes that each of these proposals is in the best interests of the Company and its stockholders, and, accordingly, recommends a vote FOR each proposal.

        In addition to the formal business to be transacted, management will make a presentation on developments of the past year and respond to comments and questions of general interest to stockholders.

        I personally look forward to greeting those stockholders of the Company who are able to attend the meeting.

        It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote by completing and mailing the enclosed proxy card. Voting by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

        Thank you.

Sincerely,

Nicholas L. Teti Chairman

INAMED CORPORATION
5540 Ekwill Street, Suite D
Santa Barbara, California 93111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 27, 2004

To the Stockholders of Inamed:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Inamed Corporation, a Delaware corporation (the "Company"), will be held on May 27, 2004 at 3:00 P.M., Central Time, at The Westin Hotel Chicago River North, 320 North Dearborn Avenue, Chicago, Illinois 60610, for the following purposes:

  1.
  To elect seven (7) directors to hold office for a one year term and until their respective successors are elected and qualified;

  2.
  To approve the amendment to the Company's Certificate of Incorporation (in the form attached hereto as Annex A) to increase the number of authorized shares of common stock of the Company, par value $0.01 per share, from 50,000,000 to 100,000,000 shares;

  3.
  To approve the 2004 Performance Stock Option Plan;

  4.
  To approve an amendment to the 2003 Restricted Stock Plan to increase the number of authorized shares of common stock of the Company available for grant from 150,000 to 300,000 shares.

  5.
  To ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004; and

  6.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on April 12, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any continuation, postponement or adjournment thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 5540 Ekwill Street, Suite D, Santa Barbara, California 93111.

By Order of the Board of Directors
INAMED CORPORATION

Joseph A. Newcomb Secretary

Dated: April 27, 2004

        YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE.

INAMED CORPORATION
5540 Ekwill Street, Suite D
Santa Barbara, California 93111

2004 PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors" or the "Board") of Inamed Corporation, a Delaware corporation (the "Company" or "Inamed"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 27, 2004, at 3:00 P.M. Central Time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. The Company intends to mail this proxy statement and accompanying proxy card on or about April 27, 2004 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at The Westin Hotel Chicago River North, 320 North Dearborn Avenue, Chicago, Illinois 60610.

Who Can Vote

        You are entitled to vote if you were a stockholder of record of Inamed common stock (the "Common Stock") as of the close of business on April 12, 2004. Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

        At the close of business on April 12, 2004, there were outstanding and entitled to vote 35,466,578 shares of Common Stock. A majority of the outstanding shares of Common Stock, represented in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting.

Voting of Shares

        Stockholders of record on April 12, 2004 are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the meeting. You may vote by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Proxy Card and Revocation of Proxy

        If you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted in favor of the proposals. In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received on a timely basis, no such matters may be brought at the Annual Meeting.

        If you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You can revoke your proxy by sending to the Secretary a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting in person and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Counting of Votes

        All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, and any abstentions and broker non-votes. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions for the beneficial owner.

Solicitation of Proxies

        The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The terms of office of the current directors, Nicholas L. Teti, Joy A. Amundson, James E. Bolin, Malcolm R. Currie, John C. Miles II, Mitchell S. Rosenthal, and Terry E. Vandewarker expire in 2004 and all are nominees for election to the Board. The Board has an existing vacancy. If elected at the Annual Meeting, each director would serve until the 2005 Annual Meeting.

Required Vote and Board of Directors Recommendation

        Directors are elected by a plurality of the shares present and entitled to vote, which means the seven (7) nominees who receive the largest number of properly cast votes will be elected as directors. Each share of Common Stock is entitled to one vote for each of the seven (7) director nominees. Cumulative voting is not permitted and abstentions and broker non-votes have no effect on the vote. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them for the election of the nominees named below unless authorization to do so is withheld. If any nominee should become unavailable for election prior to the Annual Meeting, an event which currently is not anticipated by the Board, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Board. Each nominee has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

        The following table sets forth certain information with respect to age and background of the Company's directors and nominees for director:

Name	Position	Age
Nicholas L. Teti	Chairman, President and Chief Executive Officer	51
Joy A. Amundson	Director	49
James E. Bolin	Director	45
Malcolm R. Currie, Ph.D.	Director	77
John C. Miles II	Director	62
Mitchell S. Rosenthal, M.D.	Director	68
Terry E. Vandewarker	Director	52
Nicholas L. Teti	Director since 2001

Mr. Teti has served as President, Chief Executive Officer and a director of Inamed since August 1, 2001. He was elected Chairman of the Board of Directors on July 23, 2002. He has over 25 years of management, operations and marketing experience in the pharmaceuticals industry. From January 1997 until December 2000, Mr. Teti was President, Chief Executive Officer and Chief Operating Officer of DuPont Pharmaceuticals Company, a company with $1.6 billion in sales in 1999. He spent 25 years at DuPont and DuPont Merck, which included a number of senior management positions. Several of these assignments were in leadership roles of Dupont's global pharmaceuticals business units. From January 2001 until July 2001, he was President and Director of Yamanouchi USA, Inc., a division of Yamanouchi Pharmaceuticals Co., where he was responsible for establishing its U.S. business. Mr. Teti holds an M.B.A. in Health Care Administration and a B.A. in Economics from St. Joseph's University.

Joy A. Amundson	Director since 2003

Ms. Amundson has served as a director of Inamed Corporation since July 11, 2003. She is currently a principal in Amundson Partners, Inc., a healthcare consulting practice. From 1995 to October, 2001, she was a Senior Vice President of Abbott Laboratories, a diversified health care products and services company, where she was involved with the company's financial planning and capital authorizations, strategic and long-range planning and investment strategies. Prior to that position, she held a number of management positions after joining Abbott Laboratories in 1982. Prior to Abbott, she was a brand manager at Procter and Gamble. Ms. Amundson is a director of Oridion Medical, non-executive Chairman of the Board and director of ILEX, Inc., and Lutheran General Hospital. She has a Bachelor of Arts degree in Journalism and Advertising from the University of Wisconsin and a Master's degree in Management from Northwestern University, Kellogg School of Business.
James E. Bolin	Director since 1999

Mr. Bolin has served as a director of Inamed since March 18, 1999. Since March 2003 he has been a Managing Director of Citadel Investment Group. He was a Vice President and the Secretary of Appaloosa Partners Inc. from 1995 through October 2002, and a consultant to Appaloosa Partners Inc. through March 2003. Mr. Bolin was previously a Vice President and Director of Corporate Bond Research at Goldman, Sachs & Co. He also worked at Smith Barney, Harris Upham in the Fixed Income Research Department. He holds a Bachelor of Arts degree from Washington University in St. Louis and an M.B.A. in accounting and finance from the University of Missouri—St. Louis.
Malcolm R. Currie, Ph.D	Director since 1999

Dr. Currie has served as a director of Inamed since June 3, 1999. He has served as the President and CEO of Currie Technologies Incorporated, an electric transportation company, since 1997. Dr. Currie has been the Chairman Emeritus of Hughes Aircraft Company since his retirement in 1992 as Chairman and CEO. He has had an extensive career in high technology research, engineering and management. Dr. Currie currently serves on the Boards of Directors of the following publicly traded companies: LSI Logic Corporation, Enova Systems Inc., Regal One Corp. and Innovative Micro Technologies Inc. He is also a member and past chairman of the Board of Trustees of the University of Southern California. Dr. Currie has previously served as President and CEO of Delco Electronics Corporation, Chairman and CEO of GM Hughes Electronics Corporation and UnderSecretary of Defense for Research and Engineering. Dr. Currie holds a Bachelor of Arts degree in Physics and a Ph.D. in Engineering Physics from the University of California at Berkeley.
John C. Miles II	Director since 2003

Mr. Miles has served as a director of Inamed since September 25, 2003. Mr. Miles is the Chairman of the Board of Dentsply International Inc., and has held that office since May 1998. Dentsply is a Nasdaq 100 Company with annual sales in excess of $1.5 billion and it designs, develops, manufactures and markets a broad range of products for the dental market worldwide. From January 1996 to December 2003, Mr. Miles also served as Dentsply's Chief Executive Officer. Mr. Miles was President of Dentsply from September 1989 to January 1996. Prior to September 1989, Mr. Miles held several international senior management positions with increasing responsibilities with Dentsply. Prior to joining Dentsply in 1985, Mr. Miles held management positions with Rhone Poulenc, Inc., FDI, Inc., Pfizer, Inc., and Johnson & Johnson. In addition to Dentsply, Mr. Miles serves as a director of Respironics, Inc. He received his undergraduate degree in engineering from Lehigh University and his M.B.A. from New York University.

Mitchell S. Rosenthal, M.D.	Director since 1999

Dr. Rosenthal has served as a director of Inamed Corporation since June 3, 1999. He is a psychiatrist and since 1970 has served as the President of Phoenix House Foundation, which he founded. Phoenix House is the nation's largest non-profit substance abuse services system, with nearly 80 programs in eight states: New York, California, Texas, Florida, Massachusetts, New Hampshire, Rhode Island and Vermont. Dr. Rosenthal has been a White House advisor on drug policy, a special consultant to the Office of National Drug Control Policy and chaired the New York State Advisory Council on Alcoholism and Substance Abuse Services from 1985 to 1997. He is a lecturer in psychiatry at Columbia University College of Physicians and Surgeons, a former president of the American Association of Psychoanalytic Physicians and a member of the Council on Foreign Relations. He is a graduate of Lafayette College and earned his M.D. from the Downstate Medical Center of State University of New York.
Terry E. Vandewarker	Director since 2003

Mr. Vandewarker has served as a director of Inamed Corporation since July 11, 2003. He is currently a partner with a privately held family business. From July 1997 through July 2002, he held a number of senior operations and financial management positions at Encad, Inc., a publicly traded Nasdaq company until its acquisition by Eastman Kodak in 2002. Mr. Vandewarker was President and Chief Executive Officer of Encad from July 2000 through January 2002 and continued as President until July 2002. Prior to that, Mr. Vandewarker was Encad's Vice President of Operations and Director of Finance. Prior to joining Encad, he received extensive experience in senior accounting and finance positions, including Vice President and Chief Financial Officer for NexCycle, Inc from 1995 through 1997 and Vice President and Chief Financial Officer for OCTUS, Inc. from 1993 through 1995. Prior to that he worked for a multi-national investment company, an entertainment company and for Price Waterhouse. He has served as a director for a number of public and private companies in various industries. Mr. Vandewarker is a Certified Public Accountant and holds a Bachelor of Science in Psychology from the University of California at Riverside and an M.B.A. in Accounting and Finance from the University of California at Los Angeles.

The Board has determined that, except for Mr. Teti, all of the members of the Board are "independent" as defined by the National Association of Securities Dealers, Inc. ("NASD"). Mr. Teti is not independent as he is employed by the Company.

Meetings of the Board of Directors

        During the fiscal year ended December 31, 2003, the Board held eight meetings and acted by unanimous written consent four times. During the last fiscal year, no director attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served during that period.

Committees of the Board of Directors

        Compensation Committee.    The Compensation Committee recommends to the Board all aspects of compensation arrangements for the executive officers of the Company and approves compensation recommendations for certain of the Company's other senior employees. The Committee also administers the Company's stock option and stock purchase plans and the Company's senior management bonus plan. The Compensation Committee met four times in 2003. From January 2003 to July 2003, John F. Doyle (a former director who resigned from the Board in October 2003) served as Chair, and Mr. Bolin and Dr. Rosenthal served as members of the Committee. From July 2003 to the present, Mr. Bolin has served as Chair and Ms. Amundson and Dr. Rosenthal have served as members of the Committee. Mr. Miles has served on the Committee since October 2003. All members of the Compensation Committee are "independent" as defined by the NASD.

        Audit Committee.    The Audit Committee met four times in 2003. The Audit Committee has oversight responsibilities with respect to the Company's annual audit and quarterly reviews, the Company's system of internal controls and the Company's audit, accounting and financial reporting processes. The Audit Committee selects the Company's independent auditors and meets with the independent auditors regularly in fulfilling the above responsibilities. All members of the Audit Committee are independent as defined by the NASD and meet the applicable NASD requirements for financial literacy and financial expertise. From January to July 2003, Dr. Currie served as Chair, and Mr. Bolin and Mr. Doyle served as members of the Committee. From July 2003 to the present, Dr. Currie has served as Chair and Mr. Bolin and Mr. Vandewarker have served as members of the Committee. The Board of Directors has adopted a written charter for the Audit Committee. The Board has determined that Mr. Vandewarker is an audit committee financial expert, as defined by the rules of the Securities and Exchange Commission.

        Nominating Committee.    The Nominating Committee recommends nominees to the Board. From January to July 2003, Dr. Rosenthal and David A. Tepper served as members of the Committee, with Dr. Rosenthal serving as the Chair. From July 2003 to the present, Dr. Rosenthal has served as the Chair and Dr. Currie and Ms. Amundson have served as members of the Committee. The Nominating Committee held six (6) meetings during 2003 and held several informal discussions throughout the year. Each of the members of the Nominating Committee is independent as defined by the NASD. There is no written charter for the Nominating Committee; however the Board has adopted the Director Nominations Policy as described below.

Director Nominations

        The Nominating Committee of the Board (the "Nominating Committee") will evaluate and recommend to the Board director nominees for each election of directors.

        In fulfilling its responsibilities, the Nominating Committee considers the following factors:

  •
  the appropriate size of the Company's Board and its committees;

  •
  the needs of the Company with respect to the particular talents and experience of its directors;

  •
  the knowledge, skills and experience of nominees, including experience in medical devices, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

  •
  experience with accounting rules and practices;

  •
  applicable regulatory and securities exchange/association requirements;

  •
  appreciation of the relationship of the Company's business to the changing needs of society; and

  •
  a balance between the benefit of continuity and the desire for a fresh perspective provided by new members.

        The Nominating Committee's goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Nominating Committee also considers candidates with appropriate non-business backgrounds.

        Other than the foregoing, there are no stated minimum criteria for director nominees. However, the Nominating Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Nominating Committee does, however, recognize that under applicable regulatory requirements at least one member of the Board must, and believes that it is preferable that more than one member of the Board should, meet the criteria for an "audit committee financial expert" as defined by SEC rules, and that at least a majority of the members of the Board must meet the definition of "independent director" under Nasdaq rules or the listing standards of any other applicable self regulatory organization. The Nominating Committee also believes it appropriate for certain key members of the Company's management to participate as members of the Board.

        The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating Committee and Board will be polled for suggestions as to individuals meeting the criteria of the Nominating Committee. Research may also be performed to identify qualified individuals. If the Nominating Committee believes that the Board requires additional candidates for nomination, the Nominating Committee may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

        The Nominating Committee will evaluate any recommendation for director nominee proposed by a stockholder who (i) has continuously held at least 1% of the outstanding shares of the Company's common stock entitled to vote at the annual meeting of stockholders for at least one year by the date the stockholder makes the recommendation and (ii) undertakes to continue to hold the common stock through the date of the meeting. In order to be evaluated in connection with the Company's established procedures for evaluating potential director nominees, any recommendation for director nominee submitted by a qualifying stockholder must be received by the Company no later than 120 days prior to the anniversary of the date proxy statements were mailed to stockholders in connection with the prior year's annual meeting of stockholders. Any stockholder recommendation for director nominee must be submitted to the Company's Chairman of the Nominating Committee in writing at 5540 Ekwill Street, Suite D, Santa Barbara, California 93111 and must contain the following information:

  •
  a statement by the stockholder that he/she is the holder of at least 1% of the Company's common stock and that the stock has been held for at least a year prior to the date of the submission and that the stockholder will continue to hold the shares through the date of the annual meeting of stockholders;

  •
  the candidate's name, age, contact information and current principal occupation or employment;

  •
  a description of the candidate's qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed;

  •
  the candidate's resume; and

  •
  at least three (3) references for the candidate.

The Nominating Committee will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above.

        All directors and director nominees will submit a completed form of directors' and officers' questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating Committee.

Communications with Directors

        The Company believes that it is good corporate practice to ensure that the views of the Company's stockholders are communicated to the Company and that appropriate responses are provided to the stockholders. The Company maintains an Investor Relations department and stockholders are encouraged to speak with the Investor Relations personnel. Stockholders can communicate with the Investor Relations department by calling (805) 683-6761.

        Stockholders may also communicate appropriately with any and all Company directors by sending written correspondence addressed as follows:

      Chairman of the Board
      or Board of Directors
      or [individual director]
      c/o Corporate Secretary
      Inamed Corporation
      5540 Ekwill Street, Suite D
      Santa Barbara, California 93111

        The Corporate Secretary shall maintain a log of all correspondence so received and will deliver as soon as practicable such correspondence to the identified director addressee(s). The correspondence will not, however, be delivered if there are safety, security, appropriateness or other concerns that mitigate against delivery of the correspondence, as determined by the Corporate Secretary in consultation with legal counsel. The Board or individual directors so addressed shall be advised of any correspondence withheld. The Board or individual director, as applicable, will generate an appropriate response to all validly received stockholder correspondence and will direct the Corporate Secretary to send the response to the particular stockholder.

Director Attendance at Annual Meetings

        The Company believes that the annual meeting of stockholders is a good opportunity for the stockholders to meet and, if appropriate, ask questions of the Board. It is also a good opportunity for the members of the Board to hear any feedback the stockholders may share with the Company at the meeting. All directors are strongly encouraged to attend the Company's annual meeting of stockholders. The Company will reimburse all reasonable out-of-pocket traveling expenses incurred by the directors in attending the annual meeting. Six (6) directors attended last year's annual meeting of stockholders.

Executive Officers

        The following table sets forth the executive officers of the Company.

Name	Age	Position
Nicholas L. Teti	51	President, Chief Executive Officer and Chairman of the Board
Joseph A. Newcomb	53	Executive Vice President, Secretary and General Counsel
Vicente Trelles	48	Executive Vice President and Chief Operations Officer
Robert S. Vaters	44	Executive Vice President and Chief Financial Officer
Hani M. Zeini	39	Executive Vice President, The Americas and Asia Pacific, Inamed Aesthetics
Declan Daly	41	Senior Vice President, Corporate Controller and Principal Accounting Officer

        Nicholas L. Teti has served as President, Chief Executive Officer and a director of Inamed since August 1, 2001. He was elected Chairman of the Board of Directors on July 23, 2002. He has over

25 years of management, operations and marketing experience in the pharmaceuticals industry. From January 1997 until December 2000, Mr. Teti was President, Chief Executive Officer and Chief Operating Officer of DuPont Pharmaceuticals Company, a company with $1.6 billion in sales in 1999. He spent 25 years at DuPont and DuPont Merck, which included a number of senior management positions. Several of these assignments were in leadership roles of Dupont's global pharmaceuticals business units. From January 2001 until July 2001, he was President and Director of Yamanouchi USA, Inc., a division of Yamanouchi Pharmaceuticals Co., where he was responsible for establishing its U.S. business. Mr. Teti holds an M.B.A. in Health Care Administration and a B.A. in Economics from St. Joseph's University.

        Joseph A. Newcomb has served as Senior Vice President, General Counsel and Secretary of Inamed since August 6, 2002 and was promoted to Executive Vice President in September 2003. From August 1997 until July 2002, Mr. Newcomb provided legal, tax and financial services to early stage and start-up companies. Prior to that, from May 1989 until July 1997, he was Vice President and General Counsel for the U.S. affiliate and portfolio companies of Brierley Investments Limited, an international holding company, where he was an active participant in the origination of investments and the management and operations of the portfolio companies. Mr. Newcomb received a B.B.A. from the University of Notre Dame, a J.D. from the University of Connecticut and a LL.M. from Georgetown University Law Center. Mr. Newcomb is a Certified Public Accountant and a member of the Connecticut, Colorado, Massachusetts and District of Columbia bars.

        Vicente Trelles has served as Executive Vice President and Chief Operations Officer of Inamed since August 1, 2001. Mr. Trelles was previously Chief Operating Officer of the Company's McGhan Medical Division from October 1999 to July 2001. From June 1991 to September 1999, he held positions of increasing responsibility with Allergan Inc., including Vice President of Surgical Operations, January 1996-September 1999, Vice President of Europe Operations, April 1993-December 1995, Vice President Manufacturing Contact Lenses, July 1991-March 1993. Prior to Allergan, Mr. Trelles worked for American Hospital Supply and Baxter Healthcare in different capacities, including General Manager of Baxter Healthcare V. Mueller Division in Puerto Rico. Mr. Trelles holds a B.S. in Industrial Engineering from the University of Mayaguez, Puerto Rico.

        Robert S. Vaters has served as Executive Vice President and Chief Financial Officer of Inamed since August 20, 2002. From September 2001 to August 2002, Mr. Vaters worked on a variety of private merchant banking transactions. He was Executive Vice President, Chief Operating Officer at Arbinet Holdings, Inc., a leading telecom capacity exchange from January 2001 to July 2001. He served as Chief Financial Officer at Arbinet from January 2000 to December 2000. Prior to that he was at Premiere Technologies from July 1996 through January 2000, where he held a number of senior management positions, including Executive Vice President and Chief Financial Officer, Managing Director of The Asia Pacific business based in Sydney, Australia and Chief Financial Officer of Xpedite Systems Inc., formerly an independent public company that was purchased by Premiere. Additional experience includes Senior Vice President, Treasurer of Young and Rubicam Inc., a global communications firm with operations in 64 countries. Mr. Vaters was also an independent board member and chairman of the audit committee of Rockford Industries, a company providing healthcare equipment financing.

        Hani M. Zeini is currently Executive Vice President, The Americas & Asia Pacific, Inamed Aesthetics. He previously served as Executive Vice President, North America, Inamed Aesthetics from October 1, 2001 through July 31, 2003. Prior to Joining Inamed, from 1988 to 2000, he held various sales, marketing and management positions of increasing responsibilities at The DuPont Pharmaceuticals Company, at its generics and branded pharmaceuticals divisions, including Senior Director, Marketing and Strategic Planning from September 1996 to May 1997, Vice President Worldwide Operations and Planning from May 1997 to May 1998, Vice President, Integrated Health Care from May 1998 to June 1999 and Senior Vice President, Global Health Systems from June 1999 to April 2000. Mr. Zeini also has held the positions of President and Chief Executive Officer of

PharmasMarket.com, an internet-based healthcare marketplace from June 2000 to April 2001 and Chief Operating Officer for Acurian, Inc., a development stage clinical trials company until September 2001. He holds a degree in Electrical and Computer Engineering from the University of Miami in Florida, and in 2003 graduated from the Stanford Executive Program at Stanford University—Graduate School of Business.

        Declan Daly has served as Corporate Controller and Principal Accounting Officer of Inamed since March 30, 2002 and was promoted to Senior Vice President in September 2002. He was previously Vice President of Finance & Administration for Inamed International Corp. from 1998 to 2002. From 1996 to 1998, Mr. Daly was a Senior Manager with BDO Simpson Xavier, Chartered Accountants or BDO, in Dublin. Prior to joining BDO, he worked with PricewaterhouseCoopers in Dublin and London. Mr. Daly holds a B.A. in Management Science and Industrial Systems Studies from Trinity College, Dublin and he is also a Fellow of the Institute of Chartered Accountants in Ireland.

        There are no family relationships between any director, executive officer, or person nominated to become a director or executive officer.

Directors' Compensation

        Directors who are not employees of the Company receive an annual fee of $35,000 and a fee of $1,000 for each Board of Directors meeting attended, and are reimbursed for their expenses. In addition, upon their initial election, directors receive an option to purchase 7,500 shares of Common Stock, and thereafter receive an option to purchase 7,500 shares of Common Stock on each subsequent anniversary of their election to the Board of Directors for so long as they remain directors. Directors who are employees of the Company are not entitled to any compensation for their service as a director. Pursuant to a plan adopted in 1999, directors may elect to receive their compensation in Common Stock in lieu of cash. One director has elected this option.

Code of Ethics

        The Board has adopted a Code of Ethics that applies to all of our employees, officers and directors. The Code of Ethics is available at the Company's website at: http://ir.inamed.com/phoenix.zhtml?c=90325&p=irol-govConduct.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Background

        Under Delaware law, we may only issue shares of Common Stock to the extent such shares have been authorized for issuance under our Certificate of Incorporation. The Certificate of Incorporation currently authorizes the issuance of up to 50,000,000 shares of Common Stock. However, as of April 12, 2004, 35,466,578 shares of Common Stock were issued and outstanding and, as of March 31, 2004, 2,963,348 unissued shares were reserved for issuance under our equity compensation plans, leaving 11,570,074 shares of Common Stock unissued and unreserved. If stockholders approve Proposal 3 regarding approving the 2004 Performance Stock Option Plan, and Proposal 4 regarding an amendment to the 2003 Restricted Stock plan, only 10,920,074 shares of Common Stock will remain unissued and unreserved. In order to ensure sufficient shares of Common Stock will be available for issuance by the Company, the Board of Directors has approved, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of shares of such Common Stock authorized for issuance from 50,000,000 to 100,000,000.

Purpose and Effect of the Amendment

        The principal purpose of the proposed amendment to the Certificate of Incorporation is to authorize additional shares of Common Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock dividends, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law.

        The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

        The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

        The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

        If the proposed amendment is approved by the stockholders, Article FOURTH of our Certificate of Incorporation will be amended to read as follows:

          A.    Capitalization.    The total number of shares of all classes of stock which the Corporation will have authority to issue is One Hundred One Million (101,000,000), consisting of

            1.     One Million (1,000,000) shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock"); and

            2.     One Hundred Million (100,000,000) shares of Common Stock, par value $0.01 per share (the "Common Stock").

        The additional shares of Common Stock to be authorized pursuant to the proposed amendment will have a par value of $.0.01 per share and be of the same class of Common Stock as is currently authorized under the Certificate. We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of its capital stock except in connection with its existing stock option and purchase plans and as stock dividends to holders of outstanding stock.

Vote Required and Board of Directors Recommendation

        Approval of this proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDER VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000 SHARES.

PROPOSAL NO. 3

APPROVAL OF THE INAMED CORPORATION
2004 PERFORMANCE STOCK OPTION PLAN

        At the annual meeting, the stockholders will be asked to approve the Inamed Corporation 2004 Performance Stock Option Plan (the "2004 Plan"). On February 20, 2004 the Board of Directors adopted the 2004 Plan subject to and effective upon its approval by the stockholders.

        The Board of Directors believes that in order to successfully attract and retain the best possible candidates for positions of responsibility, the Company must continue to offer a competitive equity incentive program. The proposed 2004 Plan, which authorizes the issuance of a total of 500,000 shares of the Company's Common Stock, is intended to ensure that the Company will continue to have available a reasonable number of shares for its stock option program.

Summary of the Provisions of the 2004 Plan

        The following summary of the 2004 Plan is qualified in its entirety by the specific language of the plan, a copy of which is available to any stockholder upon request.

        General.    The purpose of the 2004 Plan is to advance the interests of the Company and its stockholders by providing an incentive plan that would authorize the granting of stock options to persons who have performed exemplary service to the Company and thus enable the Board of Directors to continue to motivate such persons to contribute to the Company's growth and profitability. The 2004 Plan provides for the grant to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the grant to employees, directors and consultants of nonstatutory stock options.

        Shares Subject to 2004 Plan.    A maximum of 500,000 of the authorized but unissued or reacquired shares of Common Stock of the Company may be issued under the 2004 Plan. Subject to any required action by the Company's stockholders, appropriate adjustments will be made to the shares subject to the 2004 Plan, the "Grant Limit" described below and to outstanding options in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company. If any outstanding option expires, terminates or is canceled without having been exercised in full, the shares allocable to the unexercised portion of the option will again be available for grant.

        To enable the Company to deduct in full for federal income tax purposes the compensation recognized by certain executive officers in connection with options granted under the 2004 Plan, the plan is designed to qualify such compensation as "performance-based compensation" under Section 162(m) of the Code. To comply with Section 162(m), the 2004 Plan limits the number of shares for which options may be granted to any employee. Under this limitation, no employee may be granted options for more than 200,000 shares in any fiscal year of service (the "Grant Limit"). The Grant Limit is subject to appropriate adjustment in the event of certain changes in the Company's capital structure, as previously described.

        Administration.    The 2004 Plan will be administered by the Board of Directors or a duly appointed committee of the Board, which, in the case of options intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, must be comprised solely of two or more "outside directors" within the meaning of Section 162(m). (For purposes of this discussion, the term "Board" refers to either the Board of Directors or such committee.) Subject to the provisions of the 2004 Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability and vesting of each option, the purchase price and the type of consideration to be paid to the Company upon the exercise of each option, the time of expiration of each option, and all other terms and conditions of the options. The Board may amend, modify, extend, cancel or renew any option, waive any restrictions or conditions applicable to any option, and accelerate, continue, extend or defer the exercisability or vesting of any option. The Board may delegate to any officer of the Company the authority to grant options to any person who is neither an officer nor a director of the Company. An option granted under that authority must have an exercise price per share equal to the fair market value of a share of Common Stock on the date of grant, be subject to the terms and conditions of the standard form of option agreement approved by the Board and conform to such other guidelines as the Board may establish. The 2004 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the 2004 Plan. The Board will interpret the 2004 Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the 2004 Plan or any option.

        Eligibility.    Options may be granted under the 2004 Plan to employees, directors and consultants of the Company or of any present or future parent or subsidiary corporations of the Company. As of April 12, 2004 the Company had approximately 1200 employees, including six (6) executive officers and six (6) non-employee directors who would be eligible under the 2004 Plan. While any eligible person may be granted a nonstatutory stock option, only employees may be granted incentive stock options.

        Terms and Conditions of Options.    Each option granted under the 2004 Plan will be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2004 Plan. All stock options must have an exercise price at least equal to the fair market value of a share of the Common Stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a "Ten Percent Stockholder") must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant. As of April 12, 2004, the closing price of the Company's Common Stock, as reported on the Nasdaq National Market, was $53.88 per share.

        The 2004 Plan provides that the option exercise price may be paid in cash, by check or cash equivalent; by delivery of an exercise notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the option; to the extent legally permitted, by tender of shares of Common Stock owned by the optionee having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Board; or by any combination of these. Nevertheless, the Board may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option.

        Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Board. Options granted under the 2004 Plan will generally have a term of ten years, provided that the maximum term of an incentive stock option is ten years and an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years. An option generally will remain exercisable for thirty days following the optionee's termination of service. However, if such termination results from the optionee's death or disability, the option generally will remain exercisable for a period of 12 months. In any event, the option must be exercised no later than its expiration date.

        Incentive stock options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. Nonstatutory stock options granted under the 2004 Plan may be assigned or transferred to the extent permitted by the Board and set forth in the option agreement.

        Change in Control.    The 2004 Plan defines a "Change in Control" of the Company as any of the following events: (i) any person (as defined in the 2004 Plan) becomes the "beneficial owner" (as also defined in the 2004 Plan), directly or indirectly, of Company securities representing fifty-one percent (51%) or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two (2) consecutive years individuals who at the beginning of such period constitute the Board, and any new director whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to be constitute at least a majority thereof; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than: (a) a merger or consolidation which would result in the voting securities of the Company immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than twenty percent (20%) of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent thereof (the "Acquiror") may, without the consent of any optionee, either assume the Company's rights and obligations under the outstanding options or substitute substantially equivalent options for such corporation's stock. Any outstanding options which are not assumed or exercised prior to the Change in Control will terminate as of the date of the Change in Control. The 2004 Plan authorizes the Board to provide for the acceleration of vesting of any or all outstanding options in connection with a Change in Control, and the standard form of stock option agreement approved by the Board for use under the plan provides for the acceleration of vesting in full fifteen days prior to any Change in Control in which the Acquiror elects not to assume or substitute a substantially equivalent option for the option outstanding under the plan. In addition, the 2004 Plan authorizes the Board, without the consent of any optionee, to provide that any option outstanding immediately prior to a Change in Control will be cancelled in exchange for payment in cash, stock or other property of an amount equal to the excess of the fair market value of the consideration to be paid per share of Common Stock in the Change in Control over the exercise price with respect to each vested share subject to the cancelled option.

        Termination or Amendment.    The 2004 Plan will continue in effect until the earlier of (i) its termination by the Board, or (ii) the date on which all shares available for issuance under the plan have been issued and all restrictions on such shares under the terms of the plan and the agreements evidencing options granted under the plan have lapsed, or (iii) the date ten (10) years after the effective date of the plan. The Board may terminate or amend the 2004 Plan at any time. However, without stockholder approval, the Board may not amend the 2004 Plan to increase the total number of shares of Common Stock issuable thereunder, change the class of persons eligible to receive incentive stock options, or effect any other change that would require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect an outstanding option unless expressly provided by the Board, and, in any event, may not adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve an option's status as an incentive stock option or is necessary to comply with any applicable law, regulation or rule.

Summary of United States Federal Income Tax Consequences of the 2004 Plan

        The following summary is intended only as a general guide as to the U.S. federal income tax consequences under current law of participation in the 2004 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        Incentive Stock Options.    An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

        The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is treated as an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

        Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture (as in the case where an optionee is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to the Company's right to repurchase them at the original exercise price upon the optionee's termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

New Plan Benefits

        No options will be granted under the 2004 Plan prior to its approval by the stockholders of the Company. Future grants under the 2004 Plan will be made at the discretion of the Board, and, accordingly, are not yet determinable. In addition, benefits under the 2004 Plan may depend on a number of factors, including the fair market value of the Company's Common Stock on future dates and the exercise decisions made by the optionees. Consequently it is not possible to determine the benefits that might be received by optionees receiving discretionary grants under the 2004 Plan.

Required Vote and Board of Directors' Recommendation

        The affirmative vote of a majority of the votes present and entitled to be cast on the proposal, at the annual meeting of stockholders at which a quorum is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the effect of a no vote and broker non-votes will have no effect on the outcome of the proposal.

        The Board of Directors believes that adoption of the proposed 2004 Plan is in the best interests of the Company and the stockholders for the reasons stated above.

        THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 2004 PLAN.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO THE INAMED
CORPORATION 2003 RESTRICTED STOCK PLAN

        At the annual meeting, the stockholders will be asked to approve and ratify an amendment adopted by the Board of Directors to increase by 150,000 the maximum number of shares of Common Stock that may be issued under the Inamed Corporation 2003 Restricted Stock Plan (the "Stock Plan").

        The stockholders initially approved the Stock Plan with a reserve of 150,000 shares. As of April 2, 2004, only 7,500 shares remained available for grant under the Stock Plan. The Board of Directors believes that Inamed must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of responsibility within Inamed. Consequently, in order to continue to offer a competitive equity incentive program the Board of Directors approved an amendment to the Stock Plan, subject to ratification by the stockholders at the Annual Meeting, to reserve an additional 150,000 shares for issuance under the Stock Plan. The Board of Directors adopted the amendment to the Stock Plan on February 20, 2004, subject to its approval by stockholders.

        The Board expects that the Stock Plan will continue to be an important factor in attracting, retaining and rewarding the high caliber employees and directors essential to our success and in motivating these individuals to strive to enhance our growth and profitability.

Summary of the Stock Plan

        The following summary of the Stock Plan is qualified in its entirety by the specific language of the Stock Plan, a copy of which is available to any stockholder without charge and upon request.

        General.    Under the Stock Plan, employees, consultants and directors of Inamed may be granted restricted stock awards.

        Authorized Shares.    As amended, a maximum of Three Hundred Thousand (300,000) of the authorized but unissued or reacquired shares of Common Stock of Inamed may be issued under the Stock Plan, however, prior to the stockholders approving this amendment, only 7,500 shares of Common Stock remain available for grant under the Stock Plan. If any award expires, lapses or otherwise terminates for any reason, or if shares subject to forfeiture or repurchase are forfeited or repurchased by Inamed, any such shares that are reacquired or subject to a terminated award will again become available for issuance under the Stock Plan. Appropriate adjustments will be made to the number of shares reserved under the Stock Plan and the terms of any outstanding award in the event of any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure.

        Administration.    The Stock Plan is administered by the Board of Directors or a committee of the Board. (For purposes of this discussion, the term "Board" refers to either the Board of Directors or such committee.) Subject to the provisions of the Stock Plan, the Board will determine in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Board will have the authority to interpret the Stock Plan and awards granted thereunder, and any such interpretation by the Board will be binding.

        Eligibility.    Awards may be granted to employees, consultants and directors of Inamed or any parent or subsidiary of Inamed. As of March 31, 2004, Inamed had approximately 1,200 employees, including 6 executive officers, 50 consultants and 6 nonemployee directors who would be eligible to receive awards under the Stock Plan.

        Restricted Stock.    Awards of restricted stock may be granted by the Board subject to such vesting restrictions for such periods as may be determined by the Board and set forth in a written agreement between Inamed and the participant. Restricted stock may not be sold or otherwise transferred or pledged until the restrictions lapse or are terminated. Restrictions may lapse in full or in installments on the basis of the participant's continued service or other factors, such as performance criteria established by the Board. Participants holding restricted stock will have the right to vote the shares and to receive all dividends and other distributions, except that any dividends or other distributions paid in shares will be subject to the same restrictions as the original award. Unless otherwise provided by the Board, upon a participant's termination of service, the participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed.

        Change in Control.    The Stock Plan defines a "Change in Control" of the Company as any of the following events: (i) any person (as defined in the Stock Plan) becomes the "beneficial owner" (as also defined in the Stock Plan), directly or indirectly, of Company securities representing fifty-one percent (51%) or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two (2) consecutive years individuals who at the beginning of such period constitute the Board, and any new director whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to be constitute at least a majority thereof; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than: (a) a merger or consolidation which would result in the voting securities of the Company immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than twenty percent (20%) of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

        If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value. However, regardless of whether the outstanding awards are assumed or replaced, all unvested or unpaid portions of the outstanding awards will become vested and payable in full immediately prior to the date of the Change in Control. The Stock Plan authorizes the Board, in its discretion, to provide in any award agreement that if, within a period following a Change in Control specified by the Board, the participant's service is involuntarily terminated without cause (as defined in the Stock Plan) or the participant resigns for certain reasons as specified in the Stock Plan, then the vesting and payment of such participant's outstanding awards will be accelerated to such extent as specified by the Board.

        Termination or Amendment.    The Stock Plan will continue in effect until the first to occur of (i) its termination by the Board or (ii) the date on which all shares available for issuance under the Stock Plan have been issued and all restrictions on such shares under the terms of the Stock Plan and the agreements evidencing awards granted under the Stock Plan have lapsed. The Board may terminate or amend the Stock Plan at any time, provided that no amendment may be made without stockholder approval if the Board deems such approval necessary for compliance with any applicable tax or securities law or other regulatory requirements, including the requirements of any stock exchange or market system on which the Common Stock of Inamed is then listed. No termination or amendment may affect any outstanding award unless expressly provided by the Board, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Stock Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        A participant acquiring restricted stock normally recognizes ordinary income equal to the difference between the amount, if any, the participant paid for the restricted stock and the fair market value of the shares on the determination date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to treat the acquisition date as the determination date by filing an election with the Internal Revenue Service. Upon the sale of restricted stock, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. Inamed generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the acquisition of restricted stock, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

New Plan Benefits

        No awards will be granted out of the amended share reserve under the Stock Plan prior to approval of this amendment by the stockholders of Inamed. Awards under the Stock Plan will be granted at the discretion of the Board, and, accordingly, are not yet determinable. In addition, benefits under the Stock Plan will depend on a number of factors, including the fair market value of Inamed's Common Stock on future dates, actual Company performance against performance goals and decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the Stock Plan.

Required Vote and Board of Directors Recommendation

        The affirmative vote of a majority of the votes present and entitled to be cast on the proposal, at the annual meeting of stockholders at which a quorum is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the effect of a no vote and broker non-votes will have no effect on the outcome of the proposal.

        The Board believes that the approval of the amendment to the Stock Plan is in the best interests of Inamed and its stockholders for the reasons stated above.

THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 2003 STOCK PLAN.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board has selected KPMG LLP as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004. KPMG LLP has acted in such capacity since its appointment in fiscal year 2002. A representative of KPMG LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

        As part of its duties, the Audit Committee considers whether the provision of services, other than audit services, during the fiscal year ended December 31, 2003 by KPMG LLP, the Company's independent auditor for that period, is compatible with maintaining the auditor's independence. The following table sets forth the aggregate fees billed to Inamed Corporation for the fiscal years ended December 31, 2002 and December 31, 2003 by KPMG LLP:

	Fiscal 2002	Fiscal 2003
Audit Fees(1)	$773,500	$884,300
Audit-Related Fees	N/A	N/A
Tax Fees(2)	$10,000	$85,503
All Other Fees	N/A	N/A

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

(2)
Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, international tax, research, and unclaimed property services.

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.

Vote required and Board of Director's recommendation

        The affirmative vote of a majority of the votes present and entitled to be cast on the proposal, at the annual meeting of stockholders at which a quorum is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the effect of a no vote and broker non-votes will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as to the shares of Common Stock of the Company beneficially owned as of April 2, 2004, by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock of the Company, (ii) each person who is presently a director or a nominee for director of the Company, (iii) each of the officers named in the Summary Compensation Table and (iv) all the directors and officers of the Company as a group.

Name and Address of Beneficial Owner	Number of Shares	Percent of Total(1)(2)
Putnam, LLC d/b/a/ Putnam Investments One Post Office Square Boston, MA 02109	2,209,917(3)	6.2%
Janus Capital Management LLC 100 Fillmore Street Denver, CO 80206-4923	2,354,108(4)	6.6%
Officers and Directors and Nominees	Beneficially Owned		Percent of Total(1)(2)
Nicholas L. Teti	48,001	(5)	*
Joy A. Amundson	—		*
James Bolin	15,165	(6)	*
Malcolm Currie, Ph.D.	94,838	(7)	*
John C. Miles II	—		*
Mitchell Rosenthal, M.D.	2,501	(8)	*
Terry E. Vandewarker	—		*
Joseph Newcomb	18,750	(9)	*
Vicente Trelles	50,375	(10)	*
Robert S. Vaters	18,750	(11)	*
Hani M. Zeini	22,500	(12)	*
All officers and Directors as a group (13 persons)	288,880	(13)	0.8%

(1)
Information in this table regarding directors and executive officers is based on information provided by them. Unless otherwise indicated in the footnotes and subject to community property laws where applicable, each of the directors and executive officers has sole voting and/or investment power with respect to such shares.

(2)
The percentages are calculated on the basis of the number of outstanding shares of Common Stock as of March 31, 2004, which was 35,464,327

(3)
Based upon the Schedule 13G filed jointly on February 13, 2004, by Putnam, LLC d/b/a/ Putnam Investments (PI), Marsh & McLennan Companies, Inc. (MMC), Putnam Investment Management, LLC. (PIM), and The Putnam Advisory Company, LLC. (PAC). PI, MMC, PIM, and PAC are sometimes referred to collectively herewith as the "Reporting Persons." PI, which is a wholly-owned subsidiary of M&MC, wholly owns two registered investment advisers: Putnam Investment Management, LLC., which is the investment adviser to the Putnam family of mutual funds and The Putnam Advisory Company, LLC., which is the investment adviser to Putnam's institutional clients. Both subsidiaries have dispository power over the shares as investment managers, but each of the mutual fund's trustees have voting power over the shares held by each fund, and The Putnam Advisory Company, LLC. has shared voting power over the shares held by the institutional clients. Pursuant to Rule 13d-4, M&MC and PI declare that the filing of this Schedule 13G shall not be deemed an admission by either or both of them that they are, for the purposes of Section 13(d) or

  13(g) the beneficial owner state that neither of them have any power to vote or dispose of, or direct the voting or disposition of, any of the securities covered by this Schedule 13G.

(4)
Based on the Schedule 13G filed on February 17, 2004 by Janus Capital Management LLC. Janus Capital has an indirect 100% ownership stake in Bay Isle. Financial LLC ("Bay Isle") and an indirect 77.5% ownership stake in Enhanced Investment Technologies LLC ("INTECH"). Due to the above ownership structure, holdings for Janus Capital, Bay Isle and INTECH are aggregated for purposes of this filing. Janus Capital, Bay Isle and INTECH are registered investment advisers, each furnishing investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to individual and institutional clients (collectively referred to herein as "Managed Portfolios"). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of 2,354,108 ares or 6.7% of the shares outstanding of INAMED Common Stock held by such Managed Portfolios. However, Janus Capital does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights.

(5)
Includes an aggregate of 1 share of Common Stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 2, 2004. Includes an aggregate of 45,000 shares of restricted stock which may not be sold or otherwise transferred or pledged until the restrictions lapse or are terminated.

(6)
Includes an aggregate of 7,500 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 2, 2004.

(7)
Includes an aggregate of 32,501 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 2, 2004.

(8)
Includes an aggregate of 2,501 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 2, 2004.

(9)
Includes an aggregate of 18,750 shares of restricted stock which may not be sold or otherwise transferred or pledged until the restrictions lapse or are terminated.

(10)
Includes an aggregate of 24,500 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 2, 2004. Includes an aggregate of 22,500 shares of restricted stock which may not be sold or otherwise transferred or pledged until the restrictions lapse or are terminated.

(11)
Includes an aggregate of 18,750 shares of restricted stock which may not be sold or otherwise transferred or pledged until the restrictions lapse or are terminated.

(12)
Includes an aggregate of 22,500 shares of restricted stock which may not be sold or otherwise transferred or pledged until the restrictions lapse or are terminated.

(13)
Includes an aggregate of 288,880 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 2, 2004.

Equity Compensation Plan Information as of December 31, 2003

	Number of securities to be issued upon the exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
Equity compensation plans approved by Stockholders(1)	1,885,110	$34.33	878,660	(2)
Equity compensation plans not approved by Stockholders(3)	200,001	$15.34	—

Total	2,085,111	$32.51	878,660

(1)
Consists of nine plans: our 1984 Stock Option Plan, the 1993 Stock Option Plan, the 1998 Stock Option Plan, the 1999 Program, the 1999 Stock election plan, the 2000 Stock Option Plan, the 2000 Employee Stock Purchase Plan, 2003 Restricted Stock Plan and the 2003 Outside Director Compensation Plan.

(2)
Includes 300,499 shares reserved for issuance under our 2000 Employee Stock Purchase Plan and 7,500 shares reserved under our 2003 Restricted Stock Plan.

(3)
Consists of stand alone stock option agreements discussed below.

Stand alone options not approved by Stockholders

        In 2001, Inamed granted a stand alone option for 450,000 shares of Common Stock to Nick Teti the President, Chief Executive Officer and Chairman of the Board in connection with his hiring. The exercise price per share of $16.68 was the fair market value per share on the date of grant. These options vest ratably on the first, second, and third anniversaries of the grant date. Some or all of these options may also vest immediately upon a change-of-control, as defined in the option agreement.

        In 2001, Inamed also granted a stand alone option for 150,000 shares of Common Stock to Hani Zeini the Executive Vice President, The Americas and Asia Pacific, Inamed Aesthetics in connection with his hiring. The exercise price per share of $11.33 was the fair market value per share on the date of grant. These options vest ratably on the first, second, and third anniversaries of the grant date. Some or all of these options may also vest immediately upon a change-of-control, as defined in the option agreement.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

        The following table sets forth, for the fiscal year ended December 31, 2001, 2002 and 2003, all compensation earned for services rendered in all capacities by the Chief Executive Officer and each of the other top four executive officers whose salary and bonus exceeded $100,000 in 2001, 2002 and 2003. These five officers are referred to as the "named executive officers." The compensation table excludes other compensation in the form of perquisites and other personal benefits that constitute the lesser of $50,000 or 10% of the total annual salary and bonus earned by each of the named executive officers in 2001, 2002 and 2003.

	Annual Compensation					Long-Term Compensation
Name and Principal Positions	Year	Salary $	Bonus $		Other Annual Compensation $(1)	Stock Options Granted (In Shares) (#)	Restricted Stock Grants (In Shares) (#)	All Other Compensation ($)(2)
Nick Teti(3) Chairman, President, and Chief Executive officer	2003 2002 2001	452,698 400,000 161,538	625,100 300,000 100,000	(4)	9,350 —	— 450,000	45,000	7,559 4,800 535,353	(5)
Joseph A. Newcomb(6) Executive Vice President, Secretary and General Counsel	2003 2002	278,615 94,865	255,000 65,000	(7)		150,000	18,750	6,018 20,121	(8)
Vicente Trelles Executive Vice President and Chief Operations Officer	2003 2002 2001	296,345 273,561 270,004	290,000 165,000 75,000	(9)	—	— 84,000	22,500	5,594 4,400 5,325
Robert S. Vaters(10) Executive Vice President and Chief Financial Officer	2003 2002	307,000 123,591	175,000 50,000			225,000	18,750	32,624 138,300	(11) (8)
Hani Zeini (12) Executive Vice President, The Americas and Asia Pacific Inamed Aesthetics	2003 2002 2001	296,068 261,336 120,504	315,000 190,000 31,625	(13)		— 150,000	22,500	477 23,633 —	(8)

(1)
Amounts shown consist of an automobile allowance.

(2)
Amounts shown, unless otherwise noted, reflect employer contributions to group term life insurance premium and matching contributions made by the Company under its 401(k) plan, and certain club dues.

(3)
Mr. Teti joined the Company as President and Chief Executive Officer beginning August 1, 2001, and was elected Chairman of the Board July 23, 2002.

(4)
Includes $156,100 of a deferred 2003 bonus payable 50% at March 1, 2005 and 50% at March 1, 2006, in each instance as adjusted proportionately for any increase or decrease in the price of the Company's common stock as measured from February 20, 2004 to February 20, 2005 and 2006 respectively. The closing price of the Company's common stock on February 20, 2004 was $46.97.

(5)
Includes an employer contribution to group term life insurance premium and matching contributions made by the Company under its 401(k) plan of $712; relocation allowance and moving expenses, including expenses with respect to the sale of his former residence, of $306,342; temporary living expenses of $9,849; and an amount of $218,468 which represents the amount of a loan forgiven by the Company. The Company provided a loan to Mr. Teti in connection with his relocation. The loan was repaid with the proceeds of the sale of his former residence; however, $142,000 was forgiven by the Company and grossed up to $218,468.

(6)
Mr. Newcomb joined the Company as Senior Vice President, General Counsel and Secretary of Inamed beginning August 6, 2002 and was promoted to Executive Vice President in September 2003.

(7)
Includes $54,000 of a deferred 2003 bonus payable 50% at March 1, 2005 and 50% at March 1, 2006, in each instance as adjusted proportionately for any increase or decrease in the price of the Company's common stock as measured from February 20, 2004 to February 20, 2005 and 2006 respectively. The closing price of the Company's common stock on February 20, 2004 was $46.97.

(8)
Consists of relocation expenses.

(9)
Includes $95,700 of a deferred 2003 bonus payable 50% at March 1, 2005 and 50% at March 1, 2006, in each instance as adjusted proportionately for any increase or decrease in the price of the Company's common stock as measured from February 20, 2004 to February 20, 2005 and 2006 respectively. The closing price of the Company's common stock on February 20, 2004 was $46.97.

(10)
Mr. Vaters joined the Company as Executive Vice President, and Chief Financial Officer beginning August 20, 2002.

(11)
Consists of relocation expenses of $27,294, matching contributions made by the Company under its 401(k) plan of $4,800 and the life benefit of $530.

(12)
Mr. Zeini joined the Company as Executive Vice President, North America, Inamed Aesthetics beginning October 1, 2001.

(13)
Includes $103,950 of a deferred 2003 bonus payable 50% at March 1, 2005 and 50% at March 1, 2006, in each instance as adjusted proportionately for any increase or decrease in the price of the Company's common stock as measured from February 20, 2004 to February 20, 2005 and 2006 respectively. The closing price of the Company's common stock on February 20, 2004 was $46.97.

Option Grants in Last Fiscal Year

        No options were granted to any of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2003.

Restricted Stock Grants

        The following table sets forth certain information regarding grants of restricted stock made to each of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2003. The shares of restricted stock were granted in fiscal 2003; however the grants were not accepted by the executive officers until fiscal 2004.

	Individual Grants
Name	Number of Securities (#)	% of Total Restricted Stock Granted to Employees in Fiscal Year	Exercise Price(1) ($/Sh)	Expiration Date(1)
Nicholas L. Teti	45,000	32%	n/a	n/a
Joseph A. Newcomb	18,750	13%	n/a	n/a
Vicente Trelles	22,500	16%	n/a	n/a
Robert S. Vaters	18,750	13%	n/a	n/a
Hani M. Zeini	22,500	16%	n/a	n/a

(1)
These securities consist of restricted stock and therefore there is no exercise price or expiration date.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

        The following table sets forth certain information concerning exercises of stock options and warrants by the executive officers named in the Summary Compensation Table in fiscal year 2003 and unexercised stock options and warrants held by the executive officers named in the Summary Compensation Table as of December 31, 2003.

			Number of Securities Underlying Unexercised Options at 2003 Fiscal Year-End(#)		Value of Unexercised In-The-Money Options at 2003 Fiscal Year-End($)(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Nicholas L. Teti	299,999	$6,718,819	1	150,000	$31	$4,705,500
Joseph A. Newcomb	50,000	1,861,302	—	100,000	—	3,679,000
Vicente Trelles	121,500	3,954,510	21,500	28,000	540,480	975,900
Robert S. Vaters	75,000	2,262,909	—	150,000	—	5,003,550
Hani M. Zeini	100,000	2,940,706	—	50,000	—	1,835,850

(1)
On December 31, 2003 (the last trading day of 2003), the last reported sales price of the Company's common stock as reported on the NASDAQ National Market was $48.05.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        On July 23, 2001, the Company entered into an employment agreement with Nicholas L. Teti in connection with his employment as Chief Executive Officer. Mr. Teti's employment agreement provides that Mr. Teti will receive (i) a base salary of $400,000, (ii) a bonus based on attainment of designated objectives established by the Compensation Committee, (iii) an initial grant of options to purchase 450,000 shares of the Company's Common Stock, (iv) a relocation package to defray his costs of moving to Santa Barbara, California and (v) a loan of $200,000 payable in one-third annual installments beginning in 2003. Mr. Teti's employment agreement also provides that upon termination of Mr. Teti's employment by the Company without "cause" (as defined in the agreement), Mr. Teti will be entitled to severance compensation equal to twenty-four months of base salary if Mr. Teti is terminated during the initial three-year term or twelve months of base salary if Mr. Teti is terminated during any subsequent one-year extension term. Additionally, Mr. Teti's employment agreement also provides that upon a "change in control" (as defined in the agreement) and a subsequent termination of Mr. Teti, Mr. Teti will be entitled to payment of his base salary through the date of his termination, a payment equal to the greater of (i) three times the sum of his base salary at the time of the change of control, or (ii) three times the sum of his base salary at the time of his termination and payment of any annual bonus awarded but not yet paid. Mr. Teti will also be entitled to the continuation of certain insurance and other benefits for a period of time not exceeding eighteen months.

        In September 2001, the Company entered into an employment agreement with Hani Zeini in connection with his employment as Executive Vice President North America Inamed Aesthetics. Mr. Zeini's employment agreement provides that Mr. Zeini will receive (i) a base salary of $245,000, (ii) a bonus up to 50 percent of his salary in the Management Incentive Plan, (iii) an initial grant of options to purchase 150,000 shares of the Company's Common Stock, (iv) a relocation package to defray his costs of moving to Santa Barbara, California and (v) a one time signing bonus of $40,000. Mr. Zeini's employment agreement also provides that upon a "change in control" (as defined in the agreement) and a subsequent termination of Mr. Zeini, Mr. Zeini will be entitled to payment of his base salary through the date of his termination, a payment equal to the greater of (i) two times the sum of his base salary at the time of the change of control, or (ii) two times the sum of his base salary at the time of his termination and payment of any annual bonus awarded but not yet paid. Mr. Zeini will also be entitled to the continuation of certain insurance and other benefits for a period of time not exceeding eighteen months.

        In January 2003, the Company entered into an employment agreement with Robert Vaters in connection with his employment as Executive Vice President and Chief Financial Officer. Mr. Vaters's employment agreement provides that Mr. Vaters will receive (i) a base salary of $300,000, (ii) a bonus up to 50 percent of his salary in the Management Incentive Plan, and (iii) an initial grant of options to purchase 225,000 shares of the Company's Common Stock. Mr. Vaters's employment agreement also provides that upon a "change in control" (as defined in the agreement) and a subsequent termination of Mr. Vaters, Mr. Vaters will be entitled to payment of his base salary through the date of his termination, a payment equal to the greater of (i) two times the sum of his base salary at the time of the change of control, or (ii) two times the sum of his base salary at the time of his termination and payment of any annual bonus awarded but not yet paid. Mr. Vaters will also be entitled to the continuation of certain insurance and other benefits for a period of time not exceeding twelve months.

        In August 2003, the Company entered into an employment agreement with Joseph A. Newcomb in connection with his employment as Senior Vice President and General Counsel. Mr. Newcomb's employment agreement provides that Mr. Newcomb will receive (i) a base salary of $275,000, (ii) a bonus up to 50 percent of his salary in the Management Incentive Plan, and (iii) an initial grant of options to purchase 150,000 shares of the Company's Common Stock. Mr. Newcomb's employment agreement also provides that upon a "change in control" (as defined in the agreement) and a subsequent termination of Mr. Newcomb, Mr. Newcomb will be entitled to payment of his base salary through the date of his termination, a payment equal to the greater of (i) two times the sum of his base salary at the time of the change of control, or (ii) two times the sum of his base salary at the time of his termination and payment of any annual bonus awarded but not yet paid. Mr. Newcomb will also be entitled to the continuation of certain insurance and other benefits for a period of time not exceeding twelve months.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee determines all aspects of compensation arrangements for the executive officers, including the Chief Executive Officer, of the Company, approves recommendations as to compensation for certain of the Company's other senior employees and administers the Company's employee stock option and stock purchase plans, restricted stock plan, and the Company's senior management bonus plan. All of the members of the Compensation Committee are outside directors as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended and independent as defined by Rule 4200 of the NASD.

Compensation Policies and Goals

        The Company's goal is to retain, motivate and reward management of the Company through its compensation policies and awards, while aligning management's interests more closely with those of the Company and its stockholders. Indeed, the Company believes that executive compensation should be closely related to the value delivered to stockholders. As a result, the Company has sought to develop incentive pay programs that provide competitive compensation and reflect Company performance. Both short-term and long-term incentive compensation are based on Company performance and the value received and to be received by stockholders.

        The Company strives to provide a total compensation package that is competitive with opportunities for similarly-situated executives at comparable companies, without becoming a price leader. In order to monitor competitive conditions, the Company and the Compensation Committee utilize publicly available executive compensation reports for medical device companies, as well as regional executive compensation statistics and trends. From time to time, the Compensation Committee commissions studies by independent compensation firms.

Compensation Make-Up and Measurement

        At present, the Company's executive compensation program consists of three components: base salary, short-term incentives and long-term incentives, each of which is intended to serve the Company's overall compensation philosophy.

        Base Salary.    The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company and general economic conditions as well as a number of factors relating to the particular individual, including the performance of the individual executive, level of experience, ability and knowledge of the job.

        Short-Term Incentives.    In 2003, the Board of Directors adopted a system that tied bonuses to a specific minimum earnings target, which were met. For four executives the Board awarded additional bonuses that are payable on a deferred basis with the final amounts payable being subject to fluctuations in the price of the Company's common stock.

        Long-Term Incentives.    Stock options are granted from time to time to reward key employees for their contributions. The grant of options is based primarily on the key employee's potential contribution to the Company's growth and profitability. During 2003, option grants were made primarily to new executives. The size and other terms and conditions of grants were based primarily on the Compensation Committee's assessment of competitive conditions for executives with similar skills and experience at comparable companies. Shares of restricted stock were granted to certain continuing executives based on the individual's contribution and the level of responsibility, experience and ability, as well as competitive conditions.

Compensation of Chief Executive Officer

        The Board of Directors elected Mr. Teti to be Chief Executive Officer on August 1, 2001. Mr. Teti was elected Chairman of the Board of Directors on July 23, 2002. The Company entered into a three-year employment agreement with Mr. Teti in order to assure his long-term commitment to the Company. The base compensation level in the employment agreement, and other terms, were determined based upon the anticipated responsibilities to be performed by Mr. Teti, his expected performance in managing and directing the Company's operations, and his efforts in assisting the Company to improve its capital base.

        Mr. Teti's compensation, including his base salary, bonus, and stock option and restricted stock grants, was determined within the same framework established for all executive officers of the Company. Mr. Teti's base salary was $400,000 from January 2004 through June 2004 at which time it was increased to $500,000 and his bonus award for 2003 was $625,100 of which $156,100 is payable on a deferred basis. The amount of Mr. Teti's bonus award was determined based upon a review of his performance during the past fiscal year in managing and directing the Company's operations, managing and overseeing major regulatory activity, and growing and progressing the Company's product development pipeline.

        On August 1, 2001, Mr. Teti was granted an option to purchase 300,000 shares of Common Stock. The exercise price of the stock option was set at fair market value on the grant date. Subject to the terms applicable to his grant, one-third of the stock option became exercisable on August 2, 2003. The option expires five years from the grant date. On December 15, 2003 the Board granted to Mr. Teti 45,000 shares of restricted stock pursuant to the terms of the 2003 Restricted Stock Plan, which was accepted by Mr. Teti in the first quarter of 2004.

Policy With Respect To Qualifying Compensation for Deductibility

        The Company's ability to deduct compensation paid to individual covered officers is generally limited by Section 162(m) of the Internal Revenue Code of 1986, as amended, to $1 million annually. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit, if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the Board committee that establishes such goals consists only of "outside directors."

        While the tax impact of any compensation arrangement is a significant factor to be considered, any such impact is evaluated in light of the Compensation Committee's overall compensation philosophy and objectives. The Compensation Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion the Compensation Committee deems necessary to compensate officers in a manner commensurate with performance and the competitive environment for executive talent. As a result, from time to time the Compensation Committee may award compensation that is not fully deductible if the Compensation Committee determines that an award is consistent with its philosophy and is in the best interests of the Company and its stockholders.

        After an analysis of competitive practices and a thorough review of the alternatives, the Compensation Committee determined that it was appropriate to grant options to Mr. Teti and Hani Zeini that were not subject to the 2000 Option Plan. At the time, the 2000 Option Plan did not include sufficient shares to cover these option grants. The Compensation Committee and the Board of Directors determined that it was in the best interests of the Company and its stockholders to grant such options in order to attract and retain Mr. Teti and Mr. Zeini. However, because these options were not granted pursuant to a plan approved by the Company's stockholders, the compensation derived from these options will not be considered "performance-based" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Respectfully submitted,
James E. Bolin, Chairman Compensation Committee of the Board of Directors
Joy A. Amundson John C. Miles II Mitchell S. Rosenthal, M.D.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee served as an officer or employee of the Company or any of its subsidiaries during 2003 or was previously an officer of the Company or any of its subsidiaries. During 2003, no executive officer of the Company served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors of the Company assists the Board in executing its responsibilities. The Audit Committee is responsible for, among other things, the selection and retention of the Company's independent accountants; reviewing and approving the independent auditor's engagement letter (including proposed fees); the oversight of the Company' accounting and financial reporting processes; the oversight of the Company's system of internal controls and for the pre-approval of all audit and non-audit services provided by the Company's independent auditors.

        The Audit Committee is composed of three non-employee members, each of whom is independent as defined by the National Association of Securities Dealers ("NASD"). The Audit Committee operates under a charter approved by the Board of Directors. A copy of the Audit Committee Charter is attached to this proxy statement as Annex B.

        The Audit Committee has discussed and reviewed with the auditors all matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has met with KPMG, LLP, with and without management present, to discuss the overall scope of KPMG LLP's audit, the results of its examinations, its evaluations of the Company's internal controls and the overall quality of its financial reporting.

        The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

        The Committee held meetings with KPMG, LLP, during 2003 in regards to their audit of the annual financial statements for the year ended December 31, 2003. In addition, meetings were held each quarter to review quarterly financial reports prior to their issue.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited statements be included in the Company's Annual Report on Form 10K for the year ended December 31, 2003 filed with the Securities and Exchange Commission. The Committee also recommended the reappointment of KPMG, L.L.P. as the Company's independent auditors for the year ending December 31, 2004 to the Company's Board.

Respectfully submitted,
Malcolm R. Currie, Ph.D., Chairman Audit Committee of the Board of Directors
James E. Bolin Terry E. Vandewarker

INDEPENDENT PUBLIC ACCOUNTANTS

        Arthur Andersen LLP was previously the principal accountants for Inamed Corporation. On July 19, 2002, that firm's appointment as principal accountants was terminated and KPMG LLP was engaged as principal accountants. The decision to change accountants was approved by the Audit Committee of the Board of Directors.

        In connection with the audits of the two fiscal years ended December 31, 2000 and 2001, and the subsequent interim period through July 19, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement in connection with their report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The audit reports of Arthur Andersen LLP on the consolidated financial statements of Inamed Corporation and subsidiaries as of and for the years ended December 31, 2001 and 2000, did not contain any adverse opinions, disclaimer of opinions, nor were they qualified or modified as to the uncertainty, audit scope, or accounting principles.

        The Company has provided Arthur Andersen LLP with a copy of the Form 8-K filed on July 23, 2002 and has requested Arthur Andersen LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements in the Form 8-K. The Company has attempted to contact Arthur Andersen's offices in order to ascertain whether the firm will supply this letter. After reasonable efforts, the Company was unable to obtain the letter from Arthur Andersen and the Company has therefore omitted the letter from the Form 8-K/A pursuant to Item 304T(b)(2) of Regulation S-K.

        During the two years ended December 31, 2001 and through July 19, 2002, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the audit opinion that might be rendered on Inamed's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

COMMON STOCK PERFORMANCE

        The following graph sets forth the Company's total stockholder return as compared to the NASDAQ Market Index and the Standard & Poor's Medical Products and Supplies Index over the period from December 31, 1998 until December 31, 2003. The total stockholder return assumes $100 invested at December 31, 1998 in the Company's Common Stock, the NASDAQ Market Index and the Standard & Poor's Medical Products and Supplies Index. All values assume reinvestment of the pre-tax value of dividends paid by companies included in these indices and are calculated as of December 31 of each year. The historical stock price performance of the Common Stock shown in the performance graph below is not necessarily indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG INAMED CORPORATION, THE NASDAQ STOCK MARKET (*U.S.) INDEX
AND THE S&P HEALTH CARE EQUIPMENT INDEX

        *$100 invested on 12/31/98 in stock or index—including reinvestment of dividends.
        Fiscal year ending December 31.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Mr. Teti received a loan from the Company in connection with his relocation to the Company's headquarters in Santa Barbara, California. As of December 31, 2003, $133,333 was outstanding. The loan from the Company bears interest at the minimum rate necessary to avoid imputed income under the Internal Revenue Code. Repayment of the principal of the loan will be made in one-third installments no later than February 28 of each of 2003, 2004 and 2005, with all accrued interest due and payable on February 28, 2005. The first and second installment payments have been made.

        In 2003, Inamed paid $1.4 million to a marketing consulting firm, whose Chief Executive Officer, President and Board member is the son-in-law of Malcolm Currie. Management believes that the terms entered into are at arms-length and that such terms are comparable to those with third parties.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such person.

        To the Company's knowledge and based solely on our review of such reports furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and greater-than-10% stockholders were complied with, except that Malcolm Currie filed two late reports with respect to an aggregate of two transactions.

Stockholder Proposals

        Pursuant to the General Rules under the Securities Exchange Act of 1934, proposals of stockholders intended to be presented at the 2005 Annual Meeting pursuant to SEC Rule 14a-8 must be received by the Secretary of the Company on or before December 28, 2004 to be considered for inclusion in the proxy materials for that meeting. In addition, the By-laws of the Company contain requirements relating to the timing and content of the notice which stockholders must provide to the Secretary of the Company for any matter or any director nomination to be properly presented at a stockholders meeting. Specifically, proposals of stockholders or director nominations intended to presented at the 2005 Annual Meeting must be received by the Secretary of the Company no earlier than January 27, 2005 and no later than February 26, 2005. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company's proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

Annual Report

        The Company has sent, or is concurrently sending, all of its stockholders of record as of April 12, 2004 a true copy of its Annual Report for the fiscal year ended December 31, 2003. Such report contains the Company's certified consolidated financial statements for the fiscal years ended December 31, 2003, 2002 and 2001.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2004 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Company,

Joseph A. Newcomb Secretary

Dated: April 27, 2004

ANNEX A

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
INAMED CORPORATION

PURSUANT TO SECTION 242 OF THE GENERAL
CORPORATION LAW OF THE STATE OF DELAWARE

        Inamed Corporation, a Delaware corporation (the "Corporation"), does hereby certify as follows:

        FIRST: Section 1 of ARTICLE FOURTH of the Corporation's Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

          A.    Capitalization.    The total number of shares of all classes of stock which the Corporation will have authority to issue is One Hundred One Million (101,000,000), consisting of

            1.     One Million (1,000,000) shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock"); and

            2.     One Hundred Million (100,000,000) shares of Common Stock, par value

        SECOND: The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, Inamed Corporation has caused this Certificate to be duly executed in its corporate name as of this    th day of May, 2004.

INAMED CORPORATION

By:

Name:

Title:

A-1

ANNEX B

INAMED CORPORATION
CHARTER OF THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS

Effective as of February 20, 2004

STATEMENT OF POLICY

        This Charter specifies the scope of the responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Inamed Corporation (the "Company") and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

        The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement of the Company's independent auditor, review the performance of the Company's internal audit function and prepare any reports required of the Committee under rules of the Securities and Exchange Commission ("SEC").

        The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, at its discretion, has the authority to initiate investigations, and hire legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

ORGANIZATION AND MEMBERSHIP REQUIREMENTS

        The Committee shall comprise three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of the National Association of Securities Dealers (the "NASD"), or any applicable listing exchange, provided that one director who does not meet the independence criteria of the NASD may be appointed to the Committee, subject to the approval of the Board pursuant to, and subject to the limitations under, the "exceptional and limited circumstances" exceptions as provided under the rules of the NASD. In addition, at least one member will satisfy the "Financial Expert" requirements as established by the NASD or the applicable listing exchange.

        The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

MEETINGS

        The Committee shall meet as often as it determines, but not less frequently than quarterly. A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee. The Committee may form and delegate authority to subcommittees, or to one or more members of the Committee, when appropriate. The Committee shall meet with management and the independent auditor in separate executive sessions as appropriate. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company's financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record summaries of its recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

        To fulfill its responsibilities and duties, the Committee shall:

  Oversight of the Company's Independent Auditor

        Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each such auditor reporting directly to the Committee.

        Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the independent auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor's objectivity and independence and (z) whether any of the Company's senior finance personnel were recently employed by the independent auditor.

        Consult with the independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, consider issues related to the timing of such rotation and the transition to new lead and reviewing partners, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

        Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, however, that (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such policies and procedures (x) are detailed as to particular services, (y) do not involve delegation to management of the Committee's responsibilities hereunder and (z) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures, and (ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services, provided that (a) the decisions of such member(s) to grant any such pre-approval shall be presented to the Committee at its next scheduled meeting and (b) the Committee has established policies and procedures for such pre-approval of services consistent with the requirements of clauses (i)(x) and (y) above.

        Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

        Approve as necessary the termination of the engagement of the independent auditor.

        Establish policies for the hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, taking into account the impact of such policies on auditor independence.

        Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the independent auditor but that were "passed" (as immaterial or otherwise), any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement, any "management" or "internal control" letter or schedule of unadjusted differences issued, or proposed to be issued, by the independent auditor to the Company, or any other material written communication provided by the independent auditor to the Company's management.

        Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

  Review of Financial Reporting, Policies and Processes

        Review and discuss with management and the independent auditor the Company's annual audited financial statements and any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

        Review and discuss with management and the independent auditor the Company's quarterly financial statements.

        Review and discuss with management and the independent auditor the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" appearing in the Company's periodic reports.

        Review and discuss earnings press releases and other information provided to securities analysts and rating agencies, including any "pro forma" or adjusted financial information.

        Periodically meet separately with management and with the independent auditor.

        Review with management and the independent auditor any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

        Review with management its assessment of the effectiveness and adequacy of the Company's internal control structure and procedures for financial reporting ("Internal Controls"), review with the independent auditor the attestation to and report on the assessment made by management, and consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management's assessment or the independent auditor's attestation.

        To the extent that it deems appropriate, review with management its evaluation of the Company's procedures and controls designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the SEC for the filing of such reports ("Disclosure Controls"), and consider whether any changes are appropriate in light of management's evaluation of the effectiveness of such Disclosure Controls.

        Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company's financial results and operations, as well as the disclosure regarding such transactions and structures in the Company's public filings.

        Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

        Review any special audit steps adopted in light of material control deficiencies. Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

  Risk Management, Related Party Transactions, Legal Compliance and Ethics

        Review with the chief executive and chief financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company's ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified by the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's Internal Controls.

        Review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.

        Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

        Adopt a Code of Conduct for all employees and directors which meets the requirements of Item 406 of the SEC's Regulation S-K, and provides for the review and prompt disclosure to the public of any change in, or waiver of, such Code of Conduct by any executive officer or director. Review such Code of Conduct periodically and recommend such changes to such Code of Conduct as the Committee shall deem appropriate, and adopt procedures for monitoring and enforcing compliance with such Code of Conduct.

        Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company's financial statements or accounting policies.

        Discuss guidelines and policies to govern the process by which risk assessment and management is undertaken and handled. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

        Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

        Develop and implement an annual performance evaluation of the Committee.

        Regularly report to the Board on the Committee's activities, recommendations and conclusions.

        Review and reassess the Charter's adequacy at least annually.

ANNEX C

INAMED CORPORATION
2004 PERFORMANCE STOCK OPTION PLAN

1.     Establishment, Purpose and Term of Plan.

        1.1    Establishment.    The Inamed Corporation 2004 Performance Stock Option Plan (the "Plan") is established effective as of                        , 2004, the date on which it is approved by the stockholders of the Company (the "Effective Date").

        1.2    Purpose.    The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing the Board with an incentive plan that would authorize the granting of stock options to persons who have performed exemplary service to the Participating Company Group and thus enable the Board to continue to motivate and reward such persons to contribute to the growth and profitability of the Participating Company Group and to continue to perform such exemplary services on behalf of the Participating Company Group.

        1.3    Term of Plan.    The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the Effective Date.

2.     Definitions and Construction.

        2.1    Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)   "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

          (b)   "Change in Control" means, unless otherwise defined by the Optionee's Option Agreement or contract of employment or service, the occurrence of any of the following:

            (i)    Any person, as such term is defined in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding Company securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Company securities), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) (a "Person"), directly or indirectly, of Company securities representing fifty-one percent (51%) or more of the combined voting power of the Company's then outstanding securities.

            (ii)   During any period of two (2) consecutive years (not including any period prior to Effective Date), individuals who at the beginning of such period constitute the Board, and any new Director (other than a Director(s) designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 2.1(b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to be constitute at least a majority thereof;

            (iii)  The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than:

              a)    a merger or consolidation which would result in the voting securities of the Company immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

              b)    a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than twenty percent (20%) of the combined voting power of the Company's then outstanding securities;

            (iv)  the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          (c)   "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (d)   "Committee" means the compensation committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

          (e)   "Company" means Inamed Corporation, a Delaware corporation, or any successor corporation thereto.

          (f)    "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

          (g)   "Director" means a member of the Board or of the board of directors of any other Participating Company.

          (h)   "Disability" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

          (i)    "Employee" means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

          (j)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (k)   "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

            (i)    If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

            (ii)   If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (l)    "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

          (m)  "Insider" means an Officer, a Director of the Company or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

          (n)   "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

          (o)   "Officer" means any person designated by the Board as an officer of the Company.

          (p)   "Option" means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

          (q)   "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of "Notice of Grant of Stock Option" and a form of "Stock Option Agreement" incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

          (r)   "Optionee" means a person who has been granted one or more Options.

          (s)   "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

          (t)    "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

          (u)   "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

          (v)   "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

          (w)  "Securities Act" means the Securities Act of 1933, as amended.

          (x)   "Service" means an Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. An Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, an Optionee's Service shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Optionee's right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. An Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether an Optionee's Service has terminated and the effective date of such termination.

          (y)   "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

          (z)   "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          (aa) "Ten Percent Stockholder" means a person who, at the time an Option is granted to such person, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

        2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.     Administration.

        3.1    Administration by the Board.    The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.

        3.2    Authority of Officers.    Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) the exercise price per share of each Option shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), and (iii) each such Award shall be subject to the terms and conditions of the appropriate standard form of

Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board or the Committee.

        3.3    Powers of the Board.    In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

          (a)   to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

          (b)   to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

          (c)   to determine the Fair Market Value of shares of Stock or other property;

          (d)   to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

          (e)   to approve one or more forms of Option Agreement;

          (f)    to amend, modify, extend, cancel or renew any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

          (g)   to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of Service with the Participating Company Group;

          (h)   to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

          (i)    to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

        3.4    Administration with Respect to Insiders.    With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

        3.5    Committee Complying with Section 162(m).    If the Company is a "publicly held corporation" within the meaning of Section 162(m) of the Code, the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

        3.6    No Repricing.    Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options and the grant in substitution therefore of any new Option having a lower exercise price or (b) the amendment of outstanding Options to reduce the exercise price thereof. This paragraph shall not be construed to apply to "issuing or assuming a stock option in a transaction to which section 424(a) applies," within the meaning of Section 424 of the Code.

        3.7    Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.     Shares Subject to Plan.

        4.1    Maximum Number of Shares Issuable.    Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Five Hundred Thousand (500,000). Shares issuable under the Plan shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled without having been exercised in full, the shares of Stock allocable to the unexercised portion of such Option shall again be available for issuance under the Plan.

        4.2    Adjustments for Changes in Capital Structure.    Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the Section 162(m) Grant Limit set forth in Section 5.4 and in the exercise price per share of any outstanding Options in order to prevent dilution or enlargement of Optionees' rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

5.     Eligibility and Option Limitations.

        5.1    Persons Eligible for Options.    Options may be granted only to Employees, Consultants, and Directors. Eligible persons may be granted more than one (1) Option. However, eligibility in accordance with this Section shall not entitle any person to be granted an Option, or, having been granted an Option, to be granted an additional Option.

        5.2    Option Grant Restrictions.    Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Option granted to a person upon the condition that such person become an Employee, Consultant or Director shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

        5.3    Fair Market Value Limitation.    To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

        5.4    Section 162(m) Grant Limit.    Subject to adjustment as provided in Section 4.2, at any such time as the Company is a "publicly held corporation" within the meaning of Section 162(m) of the Code, no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than Two Hundred Thousand (200,000) shares (the "Section 162(m) Grant Limit").

6.     Terms and Conditions of Options.

        Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        6.1    Exercise Price.    The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

        6.2    Exercisability and Term of Options.    Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

        6.3    Payment of Exercise Price.

          (a)   Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

          (b)   Limitations on Forms of Consideration.

            (i)    Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

            (ii)   Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

        6.4    Effect of Termination of Service.

          (a)   Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Optionee's termination of Service only during the applicable time period determined in accordance with this Section 6.4 and thereafter shall terminate:

            (i)    Disability. If the Optionee's Service terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").

            (ii)   Death. If the Optionee's Service terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months (or such longer period of time as determined by the Board, in its discretion) after the Optionee's termination of Service.

            (iii)  Other Termination of Service. If the Optionee's Service terminates for any reason, other than Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of thirty (30) days (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

          (b)   Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 11 below, the Option shall remain exercisable until thirty (30) days (or such longer period of time as determined by the Board, in its discretion) after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

          (c)   Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, other than termination of Service for Cause, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

        6.5    Transferability of Options.    During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.     Standard Forms of Option Agreement.

        7.1    Option Agreement.    Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the appropriate form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

        7.2    Authority to Vary Terms.    The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

8.     Effect of Change in Control.

        8.1    Accelerated Vesting.    Notwithstanding any other provision of the Plan to the contrary, the Board, in its sole discretion, may provide in any Option Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and shares acquired upon the exercise of such Options.

        8.2    Assumption or Substitution of Options.    In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "Acquiring Corporation"), may, without the consent of any Optionee, either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. Any Options which are not assumed by the Acquiring Corporation in connection with the Change in Control shall, to the extent not exercised as of the date of the Change in Control, terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to Change in Control is the surviving or continuing corporation and immediately after such Change in Control less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation, the outstanding Options shall not terminate.

        8.3    Cash-Out of Options.    The Board may, in its sole discretion and without the consent of any Optionee, determine that, upon the occurrence of a Change in Control, each or any Option outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option (the "Spread"). In the event such determination is made by the Board, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Optionees in respect of their canceled Options as soon as practicable following the date of the Change in Control.

9.     Tax Withholding.

        9.1    Tax Withholding in General.    The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Option or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

        9.2    Withholding in Shares.    The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to an Optionee upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

10.   Provision of Information.

        Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

11.   Compliance with Securities Law.

        The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

12.   Termination or Amendment of Plan.

        The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, (c) no Option repricing as described in Section 3.6, and (d) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

PLAN HISTORY

February 20, 2004	Board adopts Plan effective as of the Effective Date, with an initial reserve of 500,000 shares.
, 2004	Stockholders approve Plan at annual meeting on the Effective Date.

ANNEX D

INAMED CORPORATION
2003 RESTRICTED STOCK PLAN
(As amended by the Board on February 20, 2004)

        1.     Establishment, Purpose and Term of Plan.

          1.1   Establishment. The Inamed Corporation 2003 Restricted Stock Plan (the "Plan") was established effective as of May 12, 2003 (the "Effective Date"), subject to the approval by Company stockholders. The Company stockholders approved the Plan on July 11, 2003. The Board amended the Plan on February 20, 2004 to increase the share reserve by an additional 150,000 shares subject to the approval by Company stockholders.

          1.2   Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the growth and profitability of the Company.

          1.3   Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed.

        2.     Definitions and Construction.

          2.1   Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

            (a)   "Award" means a Restricted Stock Award granted under the Plan.

            (b)   "Award Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

            (c)   "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

            (d)   "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

            (e)   "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

            (f)    "Company" means Inamed Corporation, a Delaware corporation, or any successor corporation thereto.

            (g)   "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company.

            (h)   "Director" means a member of the Board.

            (i)    "Disability" means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant's position with the Company because of the sickness or injury of the Participant.

            (j)    "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of the Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

            (k)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (l)    "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

              (i)    If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

              (ii)   If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

            (m)  "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

            (n)   "Participant" means any eligible person who has been granted one or more Awards.

            (o)   "Restricted Stock Award" means Stock granted to a Participant pursuant to the terms and conditions of Section 6.

            (p)   "Restriction Period" means the period established in accordance with Section 6.2 during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

            (q)   "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

            (r)   "Securities Act" means the Securities Act of 1933, as amended.

            (s)   "Service" means a Participant's employment or service with the Company, whether in the capacity of an Employee, a Director or a Consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Company, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service with the Company shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant's Service shall be deemed to have terminated unless the Participant's right to return to Service with the Company is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Award Agreement. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

            (t)    "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

            (u)   "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

            (v)   "Vesting Conditions" mean those conditions established in accordance with Section 6.2 prior to the satisfaction of which shares subject to a Restricted Stock Award remain subject to forfeiture or a repurchase option in favor of the Company.

          2.2   Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

        3.     Administration.

          3.1   Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award. At any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

          3.2   Authority of Officers. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

          3.3   Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

            (a)   to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

            (b)   to determine the Fair Market Value of shares of Stock or other property;

            (c)   to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the purchase price of any Stock, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the time of the expiration of any Award, (vi) the effect of the Participant's termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

            (d)   to approve one or more forms of Award Agreement;

            (e)   to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

            (f)    to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant's termination of Service;

            (g)   to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards; and

            (h)   to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

          3.4   Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Company, members of the Board or the Committee and any officers or employees of the Company to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

        4.     Shares Subject to Plan.

          4.1   Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Three Hundred Thousand (300,000), and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture are forfeited, the shares of Stock allocable to the terminated portion of such Award or such forfeited shares of Stock shall again be available for issuance under the Plan.

          4.2   Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards. If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Awards to provide that such Awards shall be for New Shares. In the event of any such amendment, the number of shares subject to outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion.

  Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

        5.     Eligibility.

        Awards shall be granted only to Employees, Consultants or Directors.

        6.     Terms and Conditions of Restricted Stock Awards.

        The Board may from time to time grant Restricted Stock Awards upon such conditions as the Board shall determine. Restricted Stock Awards shall be evidenced by a Restricted Stock Award Agreement. Each such Award Agreement shall specify the number of shares of Stock subject to and the other terms, conditions and restrictions of the Award, and shall be in such form as the Board shall establish from time to time. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Restricted Stock Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          6.1   Purchase Price. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving a Restricted Stock Award, the consideration for which shall be services actually rendered to the Company or for its benefit.

          6.2   Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may be made subject to vesting conditioned upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria (the "Vesting Conditions"), as shall be established by the Board and set forth in the Award Agreement evidencing such Award. During any period (the "Restriction Period") in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event, as defined in Section 8.1, or as provided in Section 6.5. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

          6.3   Voting Rights; Dividends. Except as provided in this Section and Section 6.2, during the Restriction Period applicable to shares subject to a Restricted Stock Award held by a Participant, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if any such dividends or distributions are paid in shares of Stock, such shares shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which the dividends or distributions were paid.

          6.4   Effect of Termination of Service. Unless otherwise provided in the grant of a Restricted Stock Award and set forth in the Award Agreement, the effect of the Participant's termination of Service shall be that the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant's termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

          6.5   Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant.

          6.6   Lock-Up Agreement. Unless otherwise provided in the grant of a Restricted Stock Award and set forth in the Award Agreement, the shares of Stock subject to any Restricted Stock Award shall be subject to the Lock-Up Agreement defined in Section 12.

        7.     Standard Forms of Award Agreement.

          7.1   Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Board or its delegate.

          7.2   Authority to Vary Terms. The Board or its delegate shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

        8.     Change in Control.

          8.1   Definition of"Change in Control" means, unless otherwise defined by the Participant's Award Agreement or contract of employment or service, the occurrence of any of the following:

            (a)   Any person, as such term is defined in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding Company securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Company securities), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) (a "Person"), directly or indirectly, of Company securities representing fifty-one percent (51%) or more of the combined voting power of the Company's then outstanding securities.

            (b)   During any period of two (2) consecutive years (not including any period prior to Effective Date), individuals who at the beginning of such period constitute the Board, and any new Director (other than a Director(s) designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 2.1(b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to be constitute at least a majority thereof;

            (c)   The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than:

              (i)    a merger or consolidation which would result in the voting securities of the Company immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

              (ii)   a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than twenty percent (20%) of the combined voting power of the Company's then outstanding securities;

            (d)   The stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          8.2   Effect of Change in Control on Awards. In the event of a Change in Control, the lapsing of the Vesting Conditions applicable to the shares subject to the Restricted Stock Award held by a Participants whose Service has not terminated prior to such date shall be fully accelerated effective as of the date of the Change in Control. This acceleration of the lapsing of Vesting Conditions permissible solely by reason of this Section 8 shall be conditioned upon the consummation of the Change in Control.

        9.     Compliance with Securities Law.

        The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

        10.   Tax Withholding.

        The Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Company tax withholding obligations have been satisfied by the Participant.

        11.   Termination or Amendment of Plan.

        The Board may terminate or amend the Plan at any time. However, without the approval of the Company's stockholders if such approval is required under applicable law or by regulation of any securities exchange upon which the Stock is listed, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2) and (b) no material change in the class of persons eligible to receive Awards. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant.

        12.   Lock-Up Agreement.

        The grant of Awards and the issuance of shares of Stock pursuant to any Award is contingent on the shares underlying such Award being subject to a lock-up agreement (the "Lock-Up Agreement") whereby the Participant agrees that, without the prior written consent of the Company, the Participant will not, during the period commencing on the date all Vesting Conditions lapse and ending on the fifth anniversary of the date of such Vesting Conditions lapse (the "Lock-Up Period"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Stock acquired under any Award or any securities convertible into or exercisable or exchangeable for any shares of Stock acquired under any Award (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired) (collectively, the "Securities"), or enter into a transaction which would have the same effect; (2) publicly disclose the intention to make any such offer, sale, pledge or disposition; or (3) enter into any swap, hedge or other arrangement or transaction that transfers to another, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such transaction described in clause (1), (2) or (3) above is to be settled by delivery of Stock or securities, in cash or otherwise. Notwithstanding the foregoing, the terms of this Lock-Up Agreement may be waived by the Board in its sole discretion at any time, and shall also be waived automatically upon the occurrence of any Ownership Change Event as defined in Section 8.1. Upon request by the Company, each Participant shall execute any agreement evidencing such Lock-Up Agreement prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions. The Participant authorizes the Company to cause the Company's transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any Securities for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

        13.   Miscellaneous Provisions.

          13.1 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

          13.2 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director, or interfere with or limit in any way the right of the Company to terminate the Participant's Service at any time.

          13.3 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2 or another provision of the Plan.

          13.4 Beneficiary Designation. Each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation shall be subject to the consent of the Participant's spouse.

INAMED CORPORATION

MAIL

  •
  Mark, sign and date your proxy card.

  •
  Detach your proxy card.

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  Return your proxy card in the postage paid envelope provided.

\/ DETACH PROXY CARD \/

1.
Election of Directors
☐ FOR all nominees listed below	☐ WITHHOLD AUTHORITY to vote for all nominees listed below	☐ *EXCEPTIONS
Nominees:	01 Nicholas L. Teti	02 James E. Bolin	03 Malcolm R. Currie, Ph.D	04 John C. Miles II
	05 Mitchell S. Rosenthal, M.D.	06 Joy A. Amundson	07 Terry E. Vandewarker

(INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the "Exceptions" box and write that nominee's name on the space provide below.)

EXCEPTIONS

2.
Approval of the amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock, par value $0.01, from 50,000,000 to 100,000,000 shares
☐	FOR	☐	AGAINST	☐	ABSTAIN

3.
To approve the 2004 Performance Stock Option Plan.
☐	FOR	☐	AGAINST	☐	ABSTAIN

4.
Approval of the amendment to the 2003 Restricted Stock Plan increasing the share reserve by 150,000 shares
☐	FOR	☐	AGAINST	☐	ABSTAIN

5.
To ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004.
☐	FOR	☐	AGAINST	☐	ABSTAIN

6.
Any other matters as may properly come before the meeting or any adjournment or postponement thereof. As to these other matters, the undersigned hereby confers discretionary authority.
☐	FOR	☐	AGAINST	☐	ABSTAIN

7.
If you wish to vote in accordance with the recommendations of management, all you need to do is sign and return this card. The Trustee cannot vote your shares unless you sign and return the card.
Please sign exactly as your name is printed. Each joint tenant should sign. Executors, administrators, trustees and guardians should give full titles when signing. Corporations and partnerships should sing in full corporate or partnership name by an authorized person. Please mark, sign, date and return your Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States
Dated:	, 2004
Signature
Signature

\/ Please Detach Here \/
Before Returning it in the Enclosed Envelope You Must Detach This Portion of the Proxy Card

\/ DETACH PROXY CARD HERE \/

PROXY

This Proxy is solicited on behalf of the Board of Directors of
Inamed Corporation
Annual Meeting of Stockholders May 27, 2004

        The undersigned hereby appoints Joseph A. Newcomb and Nicholas L. Teti, and each of them, proxyholders, each with full power of substitution to vote for the undersigned at the Annual Meeting of Stockholders of Inamed Corporation to be held on May 27, 2004, and at any continuation, postponement or adjournments thereof, with respect to the following matters, which were more fully described in the Proxy Statement dated April 27, 2004, receipt of which is hereby acknowledged by the undersigned.

This proxy will be voted as directed. Unless otherwise directed, this proxy will be voted (1) FOR election of the director nominees; (2) FOR the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.01, from 50,000,000 to 100,000,000 shares; (3) FOR the 2004 Performance Stock Option Plan; (4) Approve the adoption of an amendment to the Company's 2003 Restricted Stock Plan increasing the share reserve by 150,000 shares; (5) FOR the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004; and (6) any other matters that may properly come before the meeting or any adjournment or postponement thereof will be voted according to management's best judgment on the particular matter.

This proxy is valid only when signed and dated.

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INAMED CORPORATION 5540 Ekwill Street, Suite D Santa Barbara, California 93111 2004 PROXY STATEMENT INFORMATION CONCERNING VOTING AND SOLICITATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
PROPOSAL NO. 3 APPROVAL OF THE INAMED CORPORATION 2004 PERFORMANCE STOCK OPTION PLAN
PROPOSAL NO. 4 APPROVAL OF AMENDMENT TO THE INAMED CORPORATION 2003 RESTRICTED STOCK PLAN
PROPOSAL NO. 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Equity Compensation Plan Information as of December 31, 2003
EXECUTIVE COMPENSATION AND OTHER MATTERS Summary Compensation Table
Option Grants in Last Fiscal Year
Restricted Stock Grants
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
COMPENSATION COMMITTEE REPORT
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT PUBLIC ACCOUNTANTS
COMMON STOCK PERFORMANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
TRANSACTION OF OTHER BUSINESS
  ANNEX A
CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF INAMED CORPORATION PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
  ANNEX B
INAMED CORPORATION CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
  ANNEX C
INAMED CORPORATION 2004 PERFORMANCE STOCK OPTION PLAN
  ANNEX D
INAMED CORPORATION 2003 RESTRICTED STOCK PLAN (As amended by the Board on February 20, 2004)